UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 26, 2005

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

983 University Avenue, Building A

Los Gatos, California 95032

(Address of principal executive offices) (Zip Code)

(408) 357-6600

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2005, Monolithic Power Systems, Inc., a Delaware corporation (the “Company”) announced that its Chief Financial Officer, Tim Christoffersen will retire later this year. In connection with Mr. Christoffersen’s planned retirement, he and the Company entered into an Amended and Restated Employment Agreement (the “Agreement”).

Pursuant to the Agreement, upon the earlier of the date on which the Company hires a new Chief Financial Officer or October 5, 2005 (the “CFO Transition Date”), Mr. Christoffersen will retire from the positions of Chief Financial Officer and Secretary of the Company, and his duties and full-time status at the Company will be restructured. From the CFO Transition Date through April 5, 2006 (the “Transition Term”), Mr. Christoffersen will provide advisory services to the Company relating to financial and accounting matters.

Prior to the CFO Transition Date, Mr. Christoffersen will continue to receive his base salary and any other rights to any benefits, including his right to an annual bonus. During the Transition Term, Mr. Christoffersen will be paid $7,500 per month for twenty-five hours per calendar month of services. Mr. Christoffersen will not be eligible for an annual bonus during this time. In addition, on the CFO Transition Date, 12,500 shares of Mr. Christoffersen’s unvested restricted stock will vest, and 7,000 shares of his unvested stock options will vest and become exercisable. Mr. Christoffersen will have six months following the termination of his employment in which to exercise such options.

This description above is a summary of the terms and conditions of the Agreement. The information under this Item 1.01 of this Current Report on Form 8-K and Exhibit 10.1 attached hereto are being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall be deemed incorporated by reference into any filing heretofore or hereafter filed under the Securities Act of 1933, as amended (the “1933 Act”), or 1934 Act, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such filing.

Item 2.02 Results of Operations and Financial Condition.

On April 28, 2005, the Company issued a press release and held a conference call regarding its financial results for the quarter ending March 31, 2005.

The information under this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the 1934 Act, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the 1933 Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 26, 2005, the Company received notice of Mr. Christoffersen’s decision to retire as of the date of the CFO Transition Date.

The information under this Item 5.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the 1934 Act, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the 1933 Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
10.1	Amended and Restated Employment Agreement entered into with Tim Christoffersen on April 28, 2005.

99.1	Press Release issued on April 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 28, 2005	By:	/s/ Michael Hsing
Michael Hsing,
Chief Executive Officer and President (Principal Executive Officer and Duly Authorized Officer)

Index to Exhibits

Exhibit	Description
10.1	Amended and Restated Employment Agreement entered into with Tim Christoffersen on April 28, 2005.

99.1	Press Release issued on April 28, 2005.